Exhibit 10.6


                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Employment Agreement" or the "Agreement") is made and entered into as of the 9th day of August, 1999 by and between GILKISON & PATTERSON INVESTMENT ADVISORS, INC., a Virginia corporation, hereinafter called the "Corporation", and James H. Patterson, hereinafter called the "Employee", and provides as follows:

                                    RECITALS

         WHEREAS, the Corporation desires to retain the services of Employee on the terms and conditions set forth herein and, for purpose of effecting the same, the Board of Directors of the Corporation (the "Board of Directors") has approved this Employment Agreement and authorized its execution and delivery on the Corporation's behalf to the Employee; and

         WHEREAS, the Employee is presently the duly elected and acting President of the Corporation and, as such, is a key Employee officer of the Corporation whose continued dedication, availability, advice and counsel to the Corporation is deemed important to the Board of Directors, the Corporation and its stockholders; and

         WHEREAS, the services of the Employee, his experience and knowledge of the affairs of the Corporation, and his reputation and contacts in the industry are valuable to the Corporation; and

         WHEREAS,   the   Corporation   wishes  to  attract   and  retain   such
well-qualified Employees and it is in the best interests of the Corporation and of the Employee to secure the continued services of the Employee; and

         WHEREAS, The Employee owns 49.5% of the Corporation's issued and outstanding common stock; and

         WHEREAS, contemporaneously with the execution of this Employment Agreement the Corporation is entering into an Agreement and Plan of Reorganization, dated August 9, 1999, (the "Merger Agreement") with Independent Community Bankshares, Inc., a Virginia corporation ("ICBI") and The Tredegar Trust Company, a Virginia corporation and a wholly-owned subsidiary of ICBI ("TTC"), pursuant to which the Corporation would merge with and into TTC or, at the option of ICBI, another wholly-owned subsidiary of ICBI (the "Merger"); and

         WHEREAS, contemporaneously with the execution of this Employment Agreement the Corporation, Employee, ICBI and Robert C. Gilkison are entering into a Shareholder Agreement dated August 9, 1999 (the "Shareholder Agreement") which grants ICBI the option to effect the Merger and sets forth how the Corporation will be governed in certain respects, pending the effective date of the Merger; and

         WHEREAS, ICBI has paid Employee $600,000.00 in consideration of the Shareholder

Agreement; and

         WHEREAS, if the Merger is consummated, Employee, in his capacity as a shareholder of the Corporation, shall receive additional consideration with a value of $1,900,000.00; and

         WHEREAS, the Corporation and Employee understand and acknowledge that the execution of this Agreement is a material inducement for ICBI and TTC to enter into the Merger Agreement and for ICBI to enter into the Shareholder Agreement and make the payment to Employee provided therein;

         NOW, THEREFORE, to assure the Corporation of the Employee's continued dedication, the availability of his advice and counsel to the Board of Directors, and to induce the Employee to remain and continue in the employ of the Corporation and for other good and valuable consideration, the receipt and adequacy whereof each party hereby acknowledges, the Corporation and the Employee hereby agree as follows:


                               TERMS OF AGREEMENT

         Section 1. Employment. (a) Employee shall be employed to perform such services for the Corporation and/or one or more Affiliates as may be assigned to Employee by the Corporation from time to time upon the terms and conditions hereinafter set forth. Employee's services shall be rendered in an executive capacity and shall be of the type for which Employee is suited by background and training.

                  (b) References in this Agreement to services rendered for the Corporation and compensation and benefits payable or provided by the Corporation shall include services rendered for and compensation and benefits payable or provided by any Affiliate. References in this Agreement to the "Corporation" also shall mean and refer to each Affiliate for which Employee performs services. References in this Agreement to "Affiliate" shall mean any business entity that, directly or indirectly, through one or more intermediaries, is controlled by the Corporation.

                  (c) On the effective date of the Merger, ICBI shall assume all of the Corporation's obligations hereunder and after the effective date of the Merger the term "Corporation", as used herein, shall mean and refer to ICBI and/or to any successor to ICBI by merger or similar transaction. The Employee intends and expressly agrees that after the effective date of the Merger, ICBI and/or to any successor to ICBI by merger or similar transaction may enforce all rights of the Corporation under this Agreement, including, but not limited to, the Corporation's rights under Section 11.

                  (d) Employee acknowledges that he is entering into this Agreement on his own free will and that he has had the benefit of the advice of, and is relying solely upon, independent counsel of his own choice.

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         Section 2. Term. The term of this Agreement  shall commence on the date hereof and continue until August 9, 2003 (the "Employment Period") unless sooner terminated under the terms of this Agreement.

         Section 3. Exclusive Service. Employee shall devote his best efforts and full time to rendering services on behalf of the Corporation in furtherance of its best interests. Employee shall comply with all policies, standards and regulations of the Corporation now or hereafter promulgated, and shall perform his duties under this Agreement to the best of his abilities and in accordance with general business standards of conduct.

         Section 4. Cash Compensation. (a) As compensation while employed hereunder until the effective date of the Merger, Employee and Robert C. Gilkison shall receive equal annual salaries at whatever level they shall agree; provided such salaries shall not be greater than the excess of the Corporation's cash receipts over its cash expenditures. Such salaries shall be payable on such terms and in such installments as the parties may from time to time mutually agree upon. After the effective date of the Merger, Employee shall receive an annual salary of $300,000, payable on such terms and in such installments as the parties may from time to time mutually agree upon.

                  (b)(i) Until the effective date of the Merger, Employee shall receive a semiannual bonus, payable each July 31 and January 31, equal to fifty percent (50%) of the amount by which the Corporation's cash receipts exceed its cash expenditures for the six months ending each June 30 and December
31. The Corporation may defer payment of all or any part of the bonus for any semiannual period, provided any deferred amount shall be paid in full on or before the effective date of the Merger.

                  (ii) After the effective date of the Merger, Employee shall receive a bonus each year equal to $300,000 multiplied by the percentage growth in investment advisory revenues attributable to clients of Employee and Robert C. Gilkison over such revenues for the preceding year. For purposes of this Section 4(b)(ii), revenue shall be computed on the accrual method. For the year 2001, such bonus will be prorated from the effective date of the Merger to December 31, 2001 and shall include revenue that is accrued on and collected after the effective date of the Merger.

                  For purposes of this Section 4(b)(ii) only, the following will apply in determining the investment advisory revenues that are attributable to clients of Employee and Robert C. Gilkison:

         (A) All those who are clients of the Corporation on the effective date of the Merger will be considered clients of Employee and Robert C. Gilkison, except as set forth in the following paragraph;

         (B) If, prior to the effective date of the Merger, the Corporation and TTC are sharing revenue from a client of the Corporation or TTC, revenue from such client shall be allocated in the same manner after the effective date of the Merger; and

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         (C)      With respect to those who become  clients  after the effective date of the Merger:

                  (1) If the client is introduced by Employee or Robert C. Gilkison, forty percent (40%) of the investment advisory revenue from such client shall be counted in calculating Employee's bonus; and

                  (2) If all or part of the client's account is managed by Employee or Robert C. Gilkison, sixty percent (60%) of the investment advisory revenue from such client, multiplied by the percentage of the account managed by Employee or Robert C. Gilkison, shall be counted in calculating Employee's bonus.

                  (c) The Corporation shall withhold state and federal income taxes, social security taxes and such other payroll deductions as may from time to time be required by law or agreed upon in writing by Employee and the Corporation. The Corporation shall also withhold and remit to the proper party any amounts agreed to in writing by the Corporation and the Employee for participation in any corporate sponsored benefit plans for which a contribution is required.

                  (d) Except as otherwise expressly set forth hereunder, no compensation shall be paid pursuant to this Agreement in respect of any month or portion thereof subsequent to any termination of Employee's employment by the Corporation.

         Section 5. Corporate Benefit Plans. Employee shall be entitled to participate in or become a participant in any employee benefit plan maintained by the Corporation for which he is or will become eligible on such terms as the Board of Directors may, in its discretion, establish, modify or otherwise change. On and after the effective date of the Merger, Employee shall be entitled to participate in the ICBI plans, as set forth in Section 5.1 of the Merger Agreement.

         Section 6. Expense Account. The Corporation shall reimburse Employee for reasonable and customary business expenses incurred in the conduct of the Corporation's business. Such expenses will include business meals, out-of-town lodging and travel expenses. In no event will there be reimbursement for items which are not reimbursable under Corporation policy. Employee agrees to timely submit records and receipts of reimbursable items and agrees that the Corporation can adopt reasonable rules and policies regarding such reimbursement. The Corporation agrees to make prompt payment to the Employee following receipt and verification of such reports.

         Section 7. Personal and Sick Leave. Employee shall be entitled to the same personal and sick leave as the Board of Directors may from time to time designate for all full-time employees of the Corporation.

         Section 8. Vacations. Employee shall be entitled to four (4) weeks of vacation leave each year, which shall be taken at such time or times as may be approved by the Corporation and during which Employee's compensation hereunder shall continue to be paid.

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

         Section 9. Termination. (a) Notwithstanding the termination of Employee's employment pursuant to any provision of this Agreement, the parties shall be required to carry out any provisions of this Agreement which contemplate performance by them subsequent to such termination. In addition, no termination shall affect any liability or other obligation of either party which shall have accrued prior to such termination, including, but not limited to, any liability, loss or damage on account of breach. No termination of employment shall terminate the obligation of the Corporation to make payments of any vested benefits provided hereunder or the obligations of the Employee under Sections 11 and 12.

                  (b) This Agreement shall terminate upon death of the Employee. The Corporation may terminate Employee's employment under this Agreement, after having established the Enployee's disability by giving to the Employee written notice of its intention to terminate his employment for disability, and his employment with the Corporation shall terminate effective on the 90th day after receipt of such notice (the "Disability Effective Date") if within 90 days after such receipt the Employee shall fail to return to the full-time performance of the essential functions of his position (and if the Employee's disability has been established pursuant to the definition of "disability" set forth below). For purposes of this Agreement, "disability" means either (i) disability which after the expiration of more than 13 consecutive weeks after its commencement is determined to be total and permanent by a physician selected and paid for by the Corporation or its insurers, and acceptable to the Employee or his legal representative, which consent shall not be unreasonably withheld, or (ii) disability as defined in the policy of disability insurance maintained by the Corporation for the benefit of the Employee, whichever shall be more favorable to the Employee. Notwithstanding any other provision of this Agreement, the Corporation shall comply with all requirements of the Americans with Disabilities Act, 42 U.S.C. ss. 12101 et. seq.

                  (c)      The   Corporation   may  terminate   the   Employee's
employment, in its sole discretion at any time during the Employment Period, with or without "Cause."

                  (d) The Employee's employment may be terminated by the Employee, in the Employee's sole discretion at any time during the Employment Period, with or without "Good Reason."

                  (e)      For purposes of this Agreement,

                           (i)      "Cause" shall mean the Employee's:

                                    (A)      continued willful failure,  without
Cure (as defined below), to perform substantially the Employee's duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness);

                                    (B)      acts    or    conduct     involving
embezzlement, theft, larceny, fraud, or any other material acts of dishonesty by the Employee in the performance of the Employee's duties;

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

                                    (C)      conviction  of,  or  entrance  of a
plea of guilty or nolo contendere to, a felony or any crime by the Employee involving moral turpitude which crime of moral turpitude is demonstrably injurious to the Corporation or client relationships;

                                    (D)      acts or conduct which result in the
Employee becoming subject to an order of a governmental agency or other regulatory body which prevents or materially restricts the Employee in performing the Employee's duties hereunder;

                                    (E)      reporting   to   work   under   the
influence of alcohol, narcotics or unlawful controlled substances, or any other material violation, without Cure (to the extent such other material violation is capable of Cure), of any Corporation employment policy or procedure;

                                    (F)      conduct  that is  demonstrably  and
materially injurious to the Corporation without Cure (to the extent such conduct is capable of Cure); or

                                    (G)      breach of any of the  provisions of
Section 11 of this Agreement.

                           (ii)     "Cure" shall mean,  following  the giving of
notice of Cause or Good Reason, the Employee or the Corporation, as the case may be, shall have cured the Cause or Good Reason within thirty (30) days of such notice having been given.

                           (iii)    "Good Reason"  shall mean a  termination  by
Employee resulting from a material breach by the Corporation of a material obligation of the Corporation under this Agreement without Cure. A breach described in this clause shall include, but not be limited to:

                                    (A)      a detrimental alteration or failure
to comply with the terms of the Employee's employment as they relate to the Employee's position, responsibilities, reporting and duties, or the compensation and benefit arrangements applicable to the Employee;

                                    (B)      the failure of the  Corporation  to
obtain an agreement reasonably satisfactory to the Employee from any successor of the Corporation to assume and agree to perform this Agreement, as contemplated in Section 13(b) hereof; or

                                    (C)      any  termination  of the Employee's
employment which is not effected pursuant to the terms of this Agreement.

                  (f) Any termination by the Corporation with or without Cause, or by the Employee with or without Good Reason, shall be communicated by Notice of Termination to the other party hereto in accordance with this Section and Section 16 of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, and (ii) to the extent applicable,

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sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated. The failure by the Employee or the Corporation to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Employee or the Corporation hereunder or preclude the Employee or the Corporation from asserting such fact or circumstance in enforcing the Employee's or the Corporation's rights hereunder.

                  (g) "Date of Termination" means if the Employee's employment is terminated (i) by the Corporation for Cause or by the Employee for Good Reason, the date that is one day after the last day of the cure period, if any, (ii) by the Corporation other than for Cause or Disability, or by the Employee without Good Reason, the date that is 30 days after the date on which the Corporation or the Employee notifies the Employee or the Corporation, as applicable, of such termination, and (iii) by reason of death or disability, the date of death of the Employee or the Disability Effective Date, as the case may be.

         Section 10.  Obligations of the Corporation upon Termination.

                  (a) If, during the Employment Period, the Corporation shall terminate the Employee's employment other than for Cause, death or disability or the Employee shall terminate employment for Good Reason, then the Corporation shall pay to the Employee in equal monthly installments for the remainder of the term of this Agreement or 24 months, whichever is longer, the amounts set forth below:

                           (i)      To the  extent  not  theretofore  paid,  the
Employee's accrued salary through the Date of Termination, any bonus for a prior year that remains unpaid; and

                           (ii)     The  Employee's  salary for 24 months or the
remainder of the term of this Agreement, whichever is longer.

                                    Additionally,  after  the end of the year in
which his employment terminates, the Corporation shall pay Employee a pro rata portion of any bonus that would have been payable under Section 4(b) if his employment had not terminated, based on the number of days in the year that elapse before this employment terminates, divided by the number of days in the year.

                  (b) If, during the Employment Period, the Corporation shall terminate the Employee's employment for Cause or the Employee shall terminate his employment without Good Reason, then

                           (i)      the Corporation shall pay to the Employee in
a lump sum in cash within 30 days after the Date of Termination to the extent not theretofore paid, the Employee's accrued salary through the Date of Termination and any bonus for a prior year that remains unpaid; and

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                           (ii)     the   Corporation   shall  continue  to  pay
Employee's salary monthly for the 24 months that follow the Date of Termination.

                  (c) If, during the Employment Period, the Employee is terminated due to disability, as defined in Section 9(b) hereof, then the Corporation shall pay to the Employee in a lump sum in cash within 30 days after the Date of Termination to the extent not theretofore paid, the Employee's accrued salary through the Date of Termination and any bonus for a prior year that remains unpaid.

                           Additionally,  after the end of the year in which his
employment terminates, the Corporation shall pay Employee a pro rata portion of any bonus that would have been payable under Section 4(b) if his employment had not terminated, based on the number of days in the year that elapse before this employment terminates, divided by the number of days in the year.

                  (d) If, during the Employment Period, the Employee shall die, then the Corporation shall pay to the Employee's personal representative in a lump sum in cash within 30 days after the Date of Termination to the extent not theretofore paid, the Employee's accrued salary through the Date of Termination and any bonus for a prior year that remains unpaid.

                           Additionally,  after the end of the year in which his
employment terminates, the Corporation shall pay to Employee's personal representative a pro rata portion of any bonus that would have been payable under Section 4(b) if Employee's employment had not terminated, based on the number of days in the year that elapse before this employment terminates, divided by the number of days in the year.

                  (e) Notwithstanding anything in this Agreement to the contrary, if Employee breaches Section 11, Employee will not thereafter be entitled to receive any further compensation or benefits pursuant to this
Section 10. All payments to Employee pursuant to Sections 10(a)(ii) and 10(b)(ii) shall be solely in exchange for Employee's covenants and agreements set forth in Section 11 and shall not be deemed to be severance payments.


        Section  11.  Confidentiality/Nondisclosure/Noncompetition/
Nonsolicitation.  (a)(i) The Employee acknowledges:

         (A) The Corporation's business has been built over a period of 18 years through the efforts of Employee and Robert C. Gilkison; and

         (B)      That  all  or  substantially   all   relationships   with  the
Corporation's customers are personal to Employee and Robert C. Gilkison; and

         (C) That the Corporation has customers in 28 states and that a business that competes with the Corporation can be carried on anywhere within the United States by telephone

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and advanced  communication  techniques and that the  geographic  restriction in
Section 11(c) is necessary to protect the Corporation; and

         (D) That it is his intent, if the Merger is consummated, that the Corporation's goodwill, including the value of the long term relationships he has developed with the Corporation's customers, shall become the property of ICBI.

                  (ii)     By  entering  into  this   Agreement,   the  Employee
intends:

                  (A) To induce the Corporation and ICBI to enter into the Shareholder Agreement;

                  (B)      To  induce  ICBI  to  pay   $600,000.00  to  Employee
pursuant to the Shareholder Agreement;

                  (C) To induce the Corporation and ICBI to enter into the Merger Agreement; and

                  (D)      To induce ICBI to consummate the Merger.

         (b) Employee covenants and agrees that any and all information concerning the customers, businesses and services of the Corporation of which he has knowledge or access as a result of his association with the Corporation in any capacity shall be deemed confidential in nature and shall not, without the prior written consent of the Corporation, be directly or indirectly used, disseminated, disclosed or published by Employee to third parties other than in connection with the usual conduct of the business of the Corporation. Such information shall expressly include, but shall not be limited to, information concerning the Corporation's asset management methods, other trade secrets, business operations, business records, customer lists or other customer information. Upon termination of employment the Employee shall deliver to the Corporation all originals and copies of documents, forms, records or other information, in whatever form it may exist, concerning the Corporation or its business, customers, products or services. In construing this provision it is agreed that it shall be interpreted broadly so as to provide the Corporation with the maximum protection. This Section 11(b) shall not be applicable to any information which, through no misconduct or negligence of Employee, is disclosed to the public by anyone other than Employee or that Employee, after notifying the Corporation, is compelled to disclose by legal process.

         (c) During the term of this Agreement and throughout any further period that he is an officer or employee of the Corporation, and for a period of twenty-four (24) months from and after the date that Employee is (for any reason) no longer employed by the Corporation or for a period of twenty-four
(24) months from the date of entry by a court of competent jurisdiction of a final judgment enforcing this covenant in the event of a breach by Employee, whichever is later, Employee covenants and agrees that he will not, directly or indirectly, either for himself or as a principal, agent, employee, employer, stockholder, co-partner or in any other individual or

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representative  capacity whatsoever provide Competitive  Services (as defined in
Section 11(e)) anywhere in the United States of America.

                  This Section 11(c) shall not preclude Employee from merely becoming the holder of any publicly traded stock, provided Employee does not acquire a stock interest in excess of 5%.

         (d) While employed by the Corporation and for two years after the Employee's termination of employment with the Corporation for any reason, the Employee will not, directly or indirectly, on behalf of the Employee or any other person or entity, solicit or induce, or attempt to solicit or induce, any person employed by the Corporation during the two-year period immediately prior to the Employee's termination, to terminate his or her relationship with the Corporation and/or to enter into an employment or agency relationship with the Employee or with any other person or entity with whom the Employee is affiliated.

         (e) While employed by the Corporation and for two years after the Employee's termination of employment with the Corporation for any reason, the Employee will not, except to the extent necessary to carry out his duties as an employee of the Corporation, directly or indirectly provide Competitive Services (as defined below) to any Customer (as defined below), directly or indirectly, on behalf of the Employee or any other person or entity, solicit or divert away or attempt to solicit or divert away any Customer of the Corporation for the purpose of selling or providing Competitive Services, provided the Corporation is then still engaged in the sale or provision of Competitive Services.

         For purposes of this Agreement, the term "Customer" means any individual or entity to whom or to which the Corporation provided Competitive Services (or, within one year of the Date of Termination, had identified as a prospect for the provision of Competitive Services, and with whom or with which the Employee had, alone or in conjunction with others, material contact) during the year immediately prior to the Date of Termination.

         For purposes of this Agreement, the Employee shall have had material contact with a person or entity if (i) the Employee had direct business dealings with the person or entity on behalf of the Corporation; (ii) the Employee was responsible for supervising or coordinating the business dealings between the person or entity and the Corporation; (iii) the Employee was responsible for supervising or coordinating the identification of such person or entity as a prospective Customer of the Corporation; or (iv) the Employee obtained trade secrets or confidential information about the person or entity as a direct result of the Employee's business involvement with the person or entity on behalf of the Corporation.

         For purposes of this Agreement, "Competitive Services" means the investment advisory services of the type that the Corporation provides as of the Date of Termination.

         (f)      The Employee  agrees that the covenants in this Section 11 are

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reasonably necessary to protect the legitimate interests of the Corporation, are reasonable with respect to time and territory and do not interfere with the interests of the public. The Employee further agrees that the descriptions of the covenants contained in this Section 11 are sufficiently accurate and definite to inform the Employee of the scope of the covenants. Finally, the Employee agrees that the consideration set forth in the Merger Agreement, the Shareholder Agreement and in this Agreement is full, fair and adequate to support the Employee's obligations hereunder and the Corporation's rights hereunder before and after the effective date of the Merger. The Employee acknowledges that in the event the Employee's employment with the Corporation is terminated for any reason, the Employee will be able to earn a livelihood without violating such covenants. The parties have attempted to limit the Employee's right to compete only to the extent necessary to protect the Corporation from unfair competition. The parties recognize, however, that reasonable people may differ in making such a determination. Accordingly, the parties intend that the covenants contained in this Section 11 to be completely severable and independent, and any invalidity or unenforceability of any one or more such covenants will not render invalid or unenforceable any one or more of
the  other  covenants.   The  parties  further  agree  that,  if  the  scope  or
enforceability of a covenant contained in this Section 11 is in any way disputed at any time, a court or other trier of fact may modify and reform such provision to substitute such other terms as are reasonable to protect the Corporation's legitimate business interests.

         (g) In the event Employee shall desire to engage in any activity which Employee believes could breach the covenants in this Section 11, Employee may give notice of such desired activity to the Corporation, and the Corporation shall advise Employee in writing, within thirty (30) days following receipt of such notice, of its determination as to whether the proposed activity is permissible hereunder, or whether the Corporation is willing to permit such activity even if the Corporation believes such activity is not permissible hereunder.

         Section 12. Injunctive Relief, Damages, Etc. The Employee agrees that, given the nature of the positions held by Employee with the Corporation, each and every one of the covenants and restrictions set forth in Section 11 above are reasonable in scope, length of time and geographic area and are necessary for the protection of the significant investment of the Corporation in developing, maintaining and expanding its business. Accordingly, the parties hereto agree that in the event of any breach by Employee of any of the provisions of Section 11 that monetary damages alone will not adequately compensate the Corporation for its losses and, therefore, that it shall be entitled to any and all legal or equitable relief available to it, specifically including, but not limited to, injunctive relief, and the Employee shall be liable for all damages, including actual and consequential damages, costs and expenses, including legal costs and actual attorneys' fees, incurred by the Corporation as a result of taking action to enforce, or recover for any breach of, Section 11. The covenants contained in Section 11 shall be construed and interpreted in any judicial proceeding to permit their enforcement to the maximum extent permitted by law.

         Section 13. Binding Effect/Successors. (a) This Employment Agreement shall be binding upon and inure to the benefit of the Corporation and Employee and their respective heirs, legal representatives, executors, administrators, successors and assigns. Neither this Agreement, nor any

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

of the rights hereunder, shall be assignable by the Employee or any beneficiary or beneficiaries designated by the Employee.

         (b) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation, or either one of them, by agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in its entirety. Failure of the Corporation to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Employee to the compensation described in Section 10(a).

         Section 14. Governing Law. This Employment Agreement shall be subject to and construed in accordance with the laws of Virginia.

         Section 15. Invalid Provisions. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. Any provision in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be valid and enforceable to the fullest extent permitted by law without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 16. Notices. Any and all notices, designations, consents, offers, acceptance or other communications provided for herein shall be given in writing and shall be deemed properly delivered if delivered in person or by registered or certified mail, return receipt requested, addressed in the case of the Corporation to its registered office or in the case of Employee to his last known address.

         Section 17. Litigation. If litigation shall be brought to challenge, enforce or interpret any provision of this Agreement, and such litigation ends with judgment against a party, that party shall indemnify the other for reasonable attorneys' fees and disbursements incurred in such litigation.

         Section 18.  Entire Agreement.

         (a) This Employment Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all other agreements, either oral or in writing, among the parties hereto with respect to the subject matter hereof.

         (b) This Employment Agreement may be executed in one or more counterparts, each of which shall be considered an original copy of this Agreement, but all of which together shall evidence only one agreement.

         Section 19. Amendment and Waiver. This Employment Agreement may not be amended except in accordance with the Shareholder Agreement by an instrument in writing signed by or on

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

behalf of each of the parties hereto. No provision of this Agreement may be waived, except in accordance with the Shareholder Agreement. Any such waiver shall be in writing, signed by the Employee and on behalf of the Corporation by such officer as may be specifically designated by the Board of Directors. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of any similar or dissimilar provision or conditions at the same or at any prior or subsequent time.

         Section 20. Captions. The captions used in this Employment Agreement are intended for descriptive and reference purposes only and are not intended to affect the meaning of any Section hereunder.


                           [execution page to follow]

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



         IN  WITNESS  WHEREOF,   the  Corporation  has  caused  this  Employment
Agreement to be signed by its duly authorized officer and Employee has hereunto set his hand and seal on the day and year first above written.

                                    GILKISON & PATTERSON INVESTMENT
                                    ADVISORS, INC.


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------
ATTEST:

------------------------------

                                    EMPLOYEE


                                                                 (SEAL)
                                    -----------------------------

         The  undersigned  agrees that it is legally bound by the  provisions of
Section 1(c) of this Employment Agreement.

                                    INDEPENDENT COMMUNITY BANKSHARES, INC.


                                    By:
                                        ----------------------------------------
                                          Joseph L. Boling
                                          Chairman and Chief Executive Officer



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